SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 28, 1996

                     The Software Developer's Company, Inc.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


                1-10139                               04-2911320
                -------                               ----------
       (Commission File Number)             (IRS Employer Identification No.)


                 245 Winter Street, Waltham, Massachusetts 02154
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                (Address of principal execute offices) (Zip Code)

               Registrant's telephone number, including area code:

                                 (617) 890-1700
                                 --------------


              90 Industrial Park Road, Hingham, Massachusetts 02043
              -----------------------------------------------------
          (Former name or former address, if changed since last report)




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SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT JUNE 28, 1996                                              PAGE 2


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 16, 1996, The Software Developer's Company, Inc. ("the Company") entered into an Agreement of Purchase and Sale of Assets with Programmer's Paradise, Inc. (the "Purchaser") (the "Agreement") to sell substantially all of its operating assets relating to its catalog operations, "The Programmer's SuperShop," its Web Site relating to its catalog operations, its corporate sales group, inbound and outbound telemarketing operations, reseller operations, and the operations of its German subsidiary, Software Developer's Company GmbH.

         On June 4, 1996, the Board of Directors caused to be distributed to stockholders of record as of May 24, 1996, a Notice and Consent Solicitation Statement for action to be taken by Written Consent in Lieu of a Meeting of Stockholders. As of the record date, there were issued and outstanding 8,405,017 shares of Common Stock and 628,330 shares of Series C Preferred Stock, each share entitled to one vote per share, in connection with the approval of the proposal put forth in the Consent Solicitation Statement. On June 14, 1996, the Company received sufficient shareholder consent (58% of the outstanding shares of all classes of stock) necessary to approve the transaction.

         In connection with the solicitation, stockholders acted upon the proposal to authorize and approve the proposed sale of certain assets of the Company to the Purchaser pursuant to the terms and conditions of the Agreement to authorize such further action by the Company's Board of Directors and proper officers as may in their discretion be necessary or desirable to carry out the intents and purposes of the Agreement; and in furtherance of the disposition contemplated by the Agreement, to authorize and approve an amendment to the Company's Restated Certificate of Incorporation to change the Company's name to Netegrity, Inc.

         Pursuant to the terms of the Agreement the Company agreed to sell to the Purchaser substantially all of its operating assets, comprised of all of the operating assets relating to its business of The Programmer's SuperShop ("TPS") catalog, its TPS Web Site, its corporate sales group, its German subsidiary, Software Developer's GmbH ("SDC Germany"), and SDC Communications (collectively, the "Target Business") for a consideration of $11,000,000 in cash, subject to certain adjustments and purchase price reductions based on revenues and tangible net assets as of the Closing. The aggregate purchase price consists of payment of $10,000,000 in immediately available funds and the deposit of $1,000,000 under an escrow arrangement.

         TPS offers software development tools, utilities, databases, languages and business productivity applications to software developers and business professionals. Also included in the purchased assets of the Target Business are all advertising and promotional operations of SDC Communications and its service and support operations relating to the TPS catalog business and the Company's German operations. The assets of the Target Business also include all tradenames, trademarks and copyrights, mailing lists and customer databases, computer



SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT JUNE 28, 1996                                              PAGE 3


programs used internally or externally in the business, rights under reseller contracts with software manufacturers and distributors, all inventory relating to the TPS catalog and the Target Business, capital equipment and computer systems relating to the Target Business, all accounts receivable and unfilled sales and purchase orders relating to the Target Business, and all deferred charges and prepaid items, advance payments and prepayments for backlog orders relating to the Target Business.

         The aggregate purchase price of $11,000,000 assumes that the Company will transfer to the Purchaser as of the Closing tangible net assets of the Target Business that equal $1,500,000. These net assets are comprised primarily of accounts receivable, inventory, equipment, and other assets related tot he TPS catalog operation. In addition to the assets transferred, the Purchaser also agreed to assume certain liabilities, including accounts payable and other accrued expenses relating to the TPS catalog business. The Purchaser also agreed to assume a capitalized lease obligation of the Company for a computer system relating to the TPS catalog business. The following liabilities are specifically excluded from the transfer of assets relating to the Target Business: all employee-related expenses except those specifically assumed; brokerage or finder's fees; stockholder obligations; secured debt; taxes; product liability and warranty claims; leases of real property and certain operating leases of personal property; and shutdown costs associated with the Company's German operations, except that the Purchaser agrees to pay one-half of the German subsidiary shutdown costs up to $85,000.

         The purchase price is also adjusted for declines in revenues forecasted prior to the closing and set forth in a transition plan agreed to by the parties. If, during the thirty days preceding the closing date, the actual revenues from operations of the Target Business are no more than 12% less than the Company's projected revenues for this period reflected on the transition plan, the purchase price shall not be reduced. If, however, such revenues are greater than 12% and up to 17% less than that reflected on the transition plan, the purchase price is reduced by $1,000,000. If such revenues are greater than 17% and up to 27% less than that reflected on the transition plan, the purchase price is reduced by $2,000,000. If such revenues are greater than 27% and up to 32% less than that reflected on the transition plan, the purchase price is reduced by $4,000,000. If such revenues are greater than 32% and up to 42% less than that reflected on the transition plan, the purchase price is reduced by $6,000,000. Finally, if such revenues are more than 42% less than that reflected on the transition plan, the purchase price is reduced by $8,000,000.

         The Company and the Purchaser entered into a Closing Statement as of June 28, 1996 in which the Company and Purchaser agreed to cause the Agreement to be modified to provide for the purchase by Purchaser of all of the outstanding shares of capital stock of SDC Germany in lieu of the assets thereof included in the purchased assets. The parties also settled a disagreement regarding the inclusion of revenue associated with certain advertising contracts under the Agreement and the consequences of a purchase price adjustment based on not achieving the revenue goals outlined in the Agreement. At the closing, the parties also agreed to reduce the





SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT JUNE 28, 1996                                              PAGE 4



escrow fund from $1,000,000 to $600,000 and establish an additional escrow, in the amount of $400,000 to be paid pending the closing of the purchase by Purchaser of the shares of SDC Germany and agreed that the Company would pay the Purchaser $400,000 for certain management services and $300,000 for certain moving, bonus, out-placement, employee, facilities and other fees and expenses. The parties also entered into a short term facilities and employee use agreement as set forth under the Agreement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (b)      Pro forma financial information.

                  Pro forma financial information of the Registrant regarding the disposition of assets was filed as a part of the Consent Solicitation Statement dated June 4, 1996 and incorporated by reference.

         (c)      Exhibits.

                  7.01 - Agreement of Purchase and Sale of Assets by and between Programmer's Paradise, Inc., The Software Developer's Company, Inc. and Software Developer's Company GmbH dated May 16, 1996 (filed as Appendix A to Consent Solicitation Statement dated June 4, 1996 and incorporated by reference).

                  7.02  -           Indemnification  Escrow Agreement dated June
                                    28, 1996 among Programmer's Paradise,  Inc.,
                                    The Software Developer's  Company,  Inc. and
                                    Golenbock, Eiseman, Assor & Bell.

                  7.03  -           Closing Statement dated June 28, 1996 by and
                                    among  Programmer's   Paradise,   Inc.,  The
                                    Software  Developer's   Company,   Inc.  and
                                    Software Developer's Company, GmbH.

                  7.04 - Letter Agreement by The Software Developer's Company, Inc. and Software Developer's Company GmbH to and agreed by Programmer's Paradise, Inc. dated June 28, 1996 re:
                                    Acquisition of Stock of SDEV Germany.

                  7.05 - Stock Acquisition Escrow Agreement dated June 28, 1996 among Programmer's Paradise, Inc., The Software Developer's Company, Inc. and Golenbock, Eiseman, Assor & Bell.





SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT JUNE 28, 1996                                              PAGE 5


                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        THE SOFTWARE DEVELOPER'S
                                                        COMPANY, INC.

                                                     By  /s/ James O'Connor, Jr.
                                                         -----------------------
                                                         James O'Connor, Jr.
                                                         Chief Financial Officer





SECURITIES AND EXCHANGE COMMISSION
FORM 8-K
DATE OF REPORT JUNE 28, 1996                                              PAGE 6


                                    INDEX TO EXHIBITS



     Exhibit Number                                 Description                                Sequential
                                                                                              Page Number


          7.01 Agreement of Purchase and Sale of Assets by and between Programmer's Paradise, Inc., The Software
                           Developer's  Company,  Inc. and Software  Developer's
                           Company GmbH dated May 16, 1996 (filed as Appendix A to Consent Solicitation Statement dated June 4, 1996 and incorporated by reference).

          7.02             Indemnification Escrow Agreement dated June 28, 1996 among
                           Programmer's Paradise, Inc., The Software Developer's
                           Company, Inc. and Golenbock, Eiseman, Assor & Bell.

          7.03              Closing Statement dated June 28, 1996 by and among
                           Programmer's Paradise, Inc., The Software Developer's
                           Company, Inc. and Software Developer's Company, GmbH.

          7.04             Letter Agreement by The Software Developer's Company, Inc.
                           and Software Developer's Company GmbH to and agreed by
                           Programmer's Paradise, Inc. dated June 28, 1996 re:
                           Acquisition of Stock of SDEV Germany.

          7.05              Stock Acquisition Escrow Agreement dated June 28, 1996 among
                           Programmer's Paradise, Inc., The Software Developer's
                           Company, Inc. and Golenbock, Eiseman, Assor & Bell.

